UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Leidos Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 12, 2017.

LEIDOS HOLDINGS, INC.	Meeting Information Meeting Type: Annual Meeting For holders as of: March 13, 2017 Date: May 12, 2017 Time: 9:00 AM Local Time Location: 700 N. Frederick Avenue Gaithersburg, Maryland 20879
ATTN: STOCK PROGRAMS 11955 FREEDOM DRIVE M/S: FS2-15-1 RESTON, VA 20190	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

        How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

LEIDOS ANNUAL REPORT ON FORM 10-K AND THE PROXY MATERIALS FOR THE ANNUAL MEETING

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

VOTE CONFIRMATION

You may confirm that your instructions were received and included in the final tabulation to be issued at the Annual Meeting on May 12, 2017 via the ProxyVote Confirmation link at www.proxyvote.com by using the information that is printed in the box marked by the arrow (located on the following page). Vote Confirmation is available 24 hours after your vote is received beginning April 27, 2017, with the final vote tabulation remaining available through July 12, 2017.

Voting Items

VOTE ON DIRECTORS - The Board of Directors

recommends a vote FOR each of the nominees

listed below.

1.	Nominees:

1a.	Gregory R. Dahlberg

1b.	David G. Fubini

1c.	Miriam E. John

1d.	John P. Jumper

1e.	Harry M.J. Kraemer, Jr.

1f.	Roger A. Krone

1g.	Gary S. May

1h.	Surya N. Mohapatra

1i.	Lawrence C. Nussdorf

1j.	Robert S. Shapard

1k.	Susan M. Stalnecker

1l.	Noel B. Williams

VOTE ON PROPOSAL 2 - The Board of Directors recommends a vote FOR proposal 2.

2.	Approve, by an advisory vote, executive compensation.

VOTE ON PROPOSAL 3 - The Board of Directors recommends a vote FOR EVERY YEAR on proposal 3.

3.	Approve, by an advisory vote, the frequency of the advisory vote on executive compensation.

VOTE ON PROPOSAL 4 - The Board of Directors recommends a vote FOR proposal 4.

4.	Approve our amended and restated 2006 Employee Stock Purchase Plan.

VOTE ON PROPOSAL 5 - The Board of Directors recommends a vote FOR proposal 5.

5.	Approve our 2017 Omnibus Incentive Plan.

VOTE ON PROPOSAL 6 - The Board of Directors recommends a vote FOR proposal 6.

6.	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 29, 2017.